Compensation Plan	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Compensation Plan

Note 15: Compensation Plan

Participation Plan

In 2009, Ryerson Holding adopted the 2009 Participation Plan (as amended and restated, the “Participation Plan”). The purpose of the Participation Plan is to provide incentive compensation to key employees of the Company by granting performance units. The value of the performance units is related to the appreciation in the value of the Company from and after the date of grant and the performance units vest over a period specified in the applicable award agreement, which typically vest over 44 months. The Participation Plan may be altered, amended or terminated by the Company at any time. All performance units will terminate upon termination of the Participation Plan or expiration on March 31, 2014. Participants in the Participation Plan may be entitled to receive compensation for their vested units if certain performance-based “qualifying events” occur during the participant’s employment with the Company or during a short period following the participant’s death.

There are two “qualifying events” defined in the Participation Plan: (1) A “qualifying sale event” in which there is a sale of some or all of the stock of Ryerson Holding then held by Ryerson Holding’s principal stockholders and (2) A “qualifying distribution” in which Ryerson Holding pays a cash dividend to its principal stockholders. Upon the occurrence of a Qualifying Event, participants with vested units may receive an amount equal to the difference between: (i) the value (as defined by the Participation Plan) of the units on the date of the qualifying event, and (ii) the value of the units assigned on the date of grant. No amounts are due to participants until the total cash dividends and net proceeds from the sale of common stock to Ryerson Holding’s principal stockholder exceeds $875 million. Upon termination, with or without cause, units are forfeited, except in the case of death, as described in the Participation Plan. As of December 31, 2013, 87,500,000 units have been authorized. As of December 31,2012, 37,187,500 units were outstanding and vested. In 2013, 35,875,000 units were granted and 8,750,000 units were forfeited. As of December 31, 2013, 64,312,500 units are outstanding and 38,937,500 units have vested as of the date hereof. The Company is accounting for this Participation Plan in accordance with FASB ASC 718, “Compensation-Stock Compensation” (“ASC 718”). Since the occurrence of future “qualifying events” is not determinable or estimable, no liability or expense has been recognized to date. The fair value of the performance units are based upon cash dividends to and net proceeds from sales of common stock of Ryerson Holding by its principal stockholders through the end of each period that have occurred or are probable. The fair value of the performance units on their grant date was zero. The fair value of the performance units at December 31, 2013, which included accumulated cash distributions from 2009 through 2013 of $305.3 million, was zero.